North Square Dynamic Small Cap Fund (the “Fund”)
Class I: ORSIX

Supplement dated July 28, 2021 to the Summary Prospectus, Prospectus and Statement of Additional Information, each dated September 30, 2020

This supplement serves as notification of the following changes:

Effective as of July 1, 2021, North Square Investments, LLC, Inc., the investment adviser to the Fund (the “Adviser”), has contractually agreed to waive its fees and/or pay for or reimburse operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, any acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.99% of the average daily net assets of the Fund’s Class I shares. This agreement is in effect until September 30, 2029, and may not be terminated without the approval of the Board of Trustees of North Square Investments Trust. Prior to July 1, 2021, the Fund’s contractual expense cap was 1.15%. All references in the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information are revised accordingly.

In addition, the “Fees and Expenses of the Fund” and “Example” sections in the Summary Prospectus and the Prospectus are hereby deleted and replaced with the following:
Fees and Expenses of the Fund
This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund.

		Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)		None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)		None
Redemption fee (as a percentage of amount redeemed)		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		0.90%
Distribution and service (Rule 12b-1) fees		None
Other expenses		1.33%
Shareholder servicing fee	0.15%
All other expenses	1.18%
Total annual fund operating expenses		2.23%
Fees waived and/or expenses reimbursed		-1.24%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[1]		0.99%

1.Effective July 1, 2021, North Square Investments, LLC (“North Square” or the “Adviser”), the Fund’s investment adviser, has contractually agreed to waive its fees and/or pay for or reimburse operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, any acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.99% of the average daily net assets of the Fund’s Class I shares. This agreement is in effect until September 30, 2029, and it may be terminated before that date only by the Board of Trustees. North Square is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived, payments made or expenses reimbursed to the Fund for a period ending 36 months after the date of the waiver, payment or reimbursement. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived, payments made or expenses reimbursed, or (b) the expense limitation amount in effect at the time of the reimbursement.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual fee waiver for eight years). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class I shares	$101	$315	$547	$1,213

Please contact the Fund at 1-855-551-5521 if you have any questions.

Please retain this Supplement for future reference.
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